Filed with the Securities and Exchange Commission on April 23, 2026.

Registration No. 333-17633

Registration No. 811-02581

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 35	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT I

(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

1345 Avenue of the Americas, New York, New York 10105

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 554-1234

Alfred Ayensu-Ghartey

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company

1345 Avenue of the Americas, New York, New York 10105

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On date pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Basic Policy

Prospectus dated May 1, 2026

An individual level face amount variable life insurance policy issued by Equitable Life Financial Insurance Company (the “Company”, “Equitable Financial”, “we”, “our” and “us”), formerly AXA Equitable Life Insurance Company with variable investment options offered under the Company’s Separate Account I (the “Separate Account”).

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. This prospectus supersedes all prior prospectuses and supplements. Also, you should read the prospectuses for the Trust, which contain important information about the Portfolios.

This prospectus describes the Basic Policy, but is not itself a policy. This prospectus is a disclosure document and describes all of the policy’s material features, benefits, rights and obligations, as well as other information. The description of the policy’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This policy is no longer being sold. This prospectus is for current policy owners only. You should note that your policy features and charges may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy. Please see Appendix: “State policy availability and/or variations of certain features and benefits” in this prospectus for more information.

What is Basic Policy?

Basic Policy provides life insurance coverage with a guaranteed minimum death benefit.

The death benefit is the face amount plus the sum (if positive) of the variable adjustment amounts (determined annually) in the variable investment options in which you have cash value, plus any additional benefits due from riders, plus or minus any adjustment for the last premium, minus any loan and loan interest on the policy.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding

“Portfolio” that is part of EQ Advisors Trust (the “Trust”), which are mutual funds. Please see Appendix: “Investment options available under the policy” for more information about the Portfolios and the Trust. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy’s insured person dies will generally be income tax free.

Other choices you have. You can tailor the policy to meet your needs. For example, subject to our rules, you can (1) borrow amounts you have accumulated, (2) choose between several life insurance death benefit payout options, and (3) obtain certain optional benefits that we offer by “riders” to your policy (some of which may only be availble at issue).

Other policies. We offer a variety of fixed and variable life insurance policies which offer policy features, including variable investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with another policy may not be to your advantage. You can contact us to find out more about any other insurance policy.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

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Contents of this Prospectus

“Financial professional” means the registered representative of either Equitable Advisor, LLC (Equitable Financial Advisors in MI and TN) or an unaffiliated broker dealer which has entered into a selling agreement with Equitable Distributor, LLC who is offering you this policy.

When we address the reader of this prospectus with words such as “you” and “your,” we mean the person who has the right or responsibility that this prospectus is discussing at that point. This is usually the policy’s owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word “owner” therefore refers to all owners.

When we use the word “state,” we also mean any other local jurisdiction whose laws or regulations affect a policy.

Definitions of Key Terms

Amount at Risk — our amount at risk on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total cash value under the policy.

Beneficiary — the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day — is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

Cash Value — the cash value equals your cash account value, minus any outstanding loan and unpaid loan interest.

Company — refers to Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the Company.

Face Amount — represents the amount of insurance coverage you want on the life of the insured person.

Insured — the person on whose life we base this policy.

Owner — the owner of the policy. “You” or “your” refers to the owner.

Policy — the policy with any attached application(s), any riders, and any endorsements.

Premium Payments — we call the amounts you contribute to your policy “premiums” or “premium payments.”

Variable Adjustment Amount (VAA) — The VAA for a policy year is the amount of insurance in effect for that policy year due to investment performance in past years. On each policy anniversary we will determine a new VAA for the next policy year. We will do this independently for each variable investment option, taking into account the actual net rate of return for the last policy year.

Important Information You Should Consider About the Basic Policy (the “policy”):

FEES AND EXPENSES

Charges for Early Withdrawals	Partial withdrawals are not allowed under this policy.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in this prospectus.

Ongoing Fees and Expenses (annual charges)	In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, and the cost of optional benefits available under the policy. Such fees and expenses will be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.

You will also bear expenses associated with the variable investment options that you invest in (the “Portfolios”) under the policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolios	0.67%	1.08%
Portfolio expenses are for the year ended December 31, 2025, and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information on ongoing fees and expenses, please refer to the “Fee Table” in this prospectus and Appendix: “Investment options available under the policy” which is part of this prospectus.

RISKS

Risk of Loss	You may lose money by investing in the policy.

Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy. You should review the Portfolios’ prospectuses before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH146679.

For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

Insurance Company Risks	An investment in the policy is subject to the risks related to the Company. Any policy obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available at https://equitable.com/about-us/financial-strength-ratings. More information about the Company’s general account can be found in “About our general account” in this prospectus.

Policy Lapse	Death benefits will not be paid if the policy has lapsed. Your policy may lapse if you do not pay your premiums on time or if any unpaid loans and accrued loan interest exceed your policy’s cash value. If your policy is in default, you will be notified in writing and given an opportunity to make up the missed premium payment or a loan repayment to keep your policy in force and prevent it from lapsing. The grace period you have to make said additional payment will be 31 days long. If your policy lapses, you will be notified in writing, and you may be able to make up the missed premium or a loan repayment to restore your policy’s benefits. In this case, additional requirements must also be met to restore your policy. If your policy provides for a continued insurance option, and the conditions of the option are satisfied and the option is exercised, including that there is sufficient cash value to cover the continued insurance option, then the policy will continue to remain in force subject to the terms of the continued insurance option processing.
For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” in this prospectus.
RESTRICTIONS

Investments	You may allocate your premiums to any of the Portfolios set forth in Appendix: “Investment options available under the policy”. We reserve the right to remove or substitute Portfolios as variable investment options under the policy.

You may transfer your account value among the variable investment options of the Separate Account up to four times in a policy year. Only written transfer requests submitted to our Administrative Office may be processed for policies that are jointly owned or assigned. We reserve the right to limit policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information please refer to ”Investment options within your policy” and “Transfers you can make” in this prospectus.
Optional Benefits	As a policy owner, you may be able to obtain extra benefits, which may require additional charges many of which are only available at issue. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits may be subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time, unless previously elected.
For more information on optional benefits and other limitations under the policy, please refer to “Other benefits,” and “Suicide and certain misstatements” in this prospectus.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA).

For more information on tax implications relating to policy investments, please refer to “Tax information” in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the section titled “Future policy exchanges” in this prospectus.

Overview of the policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and the policy contract.

Brief Description of the policy

Basic Policy is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The policy provides life insurance coverage, plus the opportunity for you to earn a return in one or more of the Portfolios, which are listed in Appendix: “Investment options available under the policy” to this prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. Some policy forms, features, and/or Portfolios described in this prospectus may not be available through all brokers. The form number for this policy is 85-01 (or earlier versions - VWL-75, VWL-40, 79-01 or 81-01). A state and/or other code may follow the form number. Your policy’s form number is located in the lower left-hand corner of the first page of your policy.

Premiums

The policy requires fixed premium payments. Payment of insufficient premiums may result in a lapse of the policy.

You can allocate your Policy’s value to the Portfolios. Additional information on the available Portfolios are listed in Appendix: “Investment options available under the policy”.

Contract Features

Death Benefit – If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. There is a guaranteed minimum death benefit which equals a policy’s face amount for the policy year in which the insured dies, regardless of the investment experience of the variable investment options in which a policy participates. The guaranteed minimum death benefit for Basic Policy is equal to its face amount and remains level as long as the policy is in force.

Loans – You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Surrendering the Policy – A policy may be surrendered for its cash value while the insured is living. Tax penalties may apply.

Riders – You may be able to obtain extra fixed benefits under the policy, which may require additional charges.

These optional insurance benefits are referenced herein as “riders” to the policy. You may be eligible for the following riders that we charge for:

•	Accidental Death Benefit Rider: This rider provides a payment over and above the base policy death benefit in the event the insured person dies from accidental bodily injury, independent of all other causes.

•	Children’s Term Insurance Rider: This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days and 18 years old.

•	Disability Premium Waiver Rider: This rider pays the specified premium for the base policy and any additional benefit riders, which include the Children’s Term Insurance Rider, the Option to Purchase Additional Insurance Rider, and the Disability Premium Waiver Rider from the policy account value, subject to certain conditions.

•	Option to Purchase Additional Insurance Rider: This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.

•	Several types of riders are available that provide for term insurance on the life of the insured or an additional insured.

This benefit will be added at no charge to eligible policies:

•	Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your policy was issued, certain features or benefits may not be available or vary from the policy’s features and benefits described in this prospectus. Please see the “State policy availability and/or variations of certain features and benefits” appendix for more information.

Fee Table

The following tables describe the maximum fees and expenses that you will pay when buying and owning the policy. Please refer to your policy for information about the specific fees you will pay each year based on your policy characteristics and the options you have elected.

The first table describes the maximum fees and expenses that you will pay at the time that you transfer cash value between investment options or request special services.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Transfers among investment options	Never	No charge
Exercising Living Benefits Rider	At the time of the transaction	$250
Special Services Charges • Wire Transfer Charge(1) • Express Mail Charge(1) • Policy Illustration Charge(2) • Duplicate Policy Charge(3) • Policy History Charge(2)(3) • Charge for Returned Payments(3)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Current and Maximum Charge: $90 Current and Maximum Charge: $35 Maximum Charge: $25 Current and Maximum Charge: $35 Current and Maximum Charge: $50 Current and Maximum Charge: $25
(1)	We do not currently charge this fee, but reserve the right to in the future.
(2)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More information about policy charges” for more information.
(3)	The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More information about policy charges” for more information.

The next table describes the maximum fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Front-end sales load	Annually	PolicyYear	Percentage of basic annual premium(1):

		1	20%

		2-4	14.5%

		5+	7.25%

Guaranteed minimum death benefit risk charge	Annually	Percentageof basic annual premium(1): 1.2%

Administration charge(2)	Annually	PolicyYear	Amount deducted
		1	$30, plus $5 per $1,000 of the policy’s initial face amount

		2+	$30

Cost of insurance charge	Annually	Charge per $1,000 of the amount for which we are at risk: Highest $1,000 Lowest: $1.11

Charge for a Representative investor (male age 35 at issue)	Annually	Representative: $2.51

State premium tax charge(3)	Annually	Percentage of basic annual premium(1): 2.0%

Mortality and expense risk charge	Daily	Annual % of your value in the assets of the
Separate Account:

0.50%

Optional Benefit Premiums:

Accidental Death Benefit(4) Rider	Annually	Charge per $1,000 of rider benefit amount: Highest: $1.30 Lowest: $0.85

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.85

Children’s Term Insurance	Annually	Charge per $1,000 of rider benefit amount: $5.25

Disability Premium Waiver(4)(7) (Initial base policy face amount)	Annually	Charge for Disability Premium Waiver per $1,000 of benefit for which such rider is purchased(6): Highest: $2.86 Lowest: $0.46

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.49

Disability Premium Waiver(4)(7) (Children’s Term Insurance)	Annually	Charge for Disability Premium Waiver per $1,000 of benefit for which such rider is purchased(6): $0.10

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.10

Disability Premium Waiver(4) (Family Income Rider)	Annually	Charge per $1,000 for rider benefit amount(6): Highest: $1.08 Lowest: $0.06

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.06(5)

Disability Premium Waiver(4) (Mortgage Protection Rider)	Annually	Charge per $1,000 for rider benefit amount(6): Highest: $0.88 Lowest: $0.06

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.06(5)

Disability Premium Waiver(4) (Option to Purchase Additional Insurance)	Annually	Charge per $1,000 for rider benefit amount(6): Highest: $0.30 Lowest: $0.30

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.30

Disability Premium Waiver(4) (Yearly Renewable Increasing Term Rider)	Annually	Charge per $1,000 for rider benefit amount(6): Highest: $1.38 Lowest: $0.25

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.25

Optional Benefit Premiums:

Disability Premium Waiver(4) (Yearly Renewable Level Term Rider)	Annually	Charge per $1,000 for rider benefit amount(6): Highest: $2.61 Lowest: $0.19

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.19

Family Income Rider(4)	Annually	Charge per $1,000 for rider benefit amount: Highest: $19.69 Lowest: $1.80

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $2.19(5)

Mortgage Protection Rider(4)	Annually	Charge per $1,000 for rider benefit amount: Highest: $14.95 Lowest: $1.88

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $2.27(5)

Option to Purchase Additional Insurance(4)	Annually	Charge per $1,000 of rider benefit amount: Highest: $2.00 Lowest: $1.91

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $1.91

Supplemental Protective Benefit Rider(4)	Annually	Charge per $1,000 for rider benefit amount: Highest: $2.04 Lowest: $0.10

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $0.10

Yearly Renewable Increasing Term Rider(4)	Annually	Charge per $1,000 for rider benefit amount: Highest: $12.38 Lowest: $2.16

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $2.36

Yearly Renewable Level Term Rider(4)	Annually	Charge per $1,000 for rider benefit amount: Highest: $12.38 Lowest: $2.16

Charge for a Representative investor (male age 25 at issue who is in the standard risk class)	Annually	Representative: $2.36
(1)	Basic annual premiums are applicable in policy years 1-40, but not beyond an insured’s attained age 95.
(2)	Not applicable after the insured person reaches maturity.
(3)	These taxes vary from state to state and the 2.0% rate is an average.

(4)

This charge varies based on individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges” in this prospectus.

(5)	This representative amount is the rate we guarantee for a 10 year term for a representative insured male age 25 at issue who is in the standard risk class.
(6)

Amount charged equals the sum of disability premium waiver rider charges corresponding to the base policy, any option to purchase additional insurance family income rider, mortgage protection or children’s term insurance riders that you have added to your policy.

(7)	The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request.

The $30 annual administrative charge and the annual premium charges for any additional benefit riders are deducted from the total annual premium for a standard mortality risk policy in determining the basic annual premium, on which the net annual premium that is invested into the variable investment options is based.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. A complete list of Portfolios available under the policy, including their annual expenses, may be found in Appendix: “Investment options available under the policy”.

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.67%	1.08%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.62%	1.08%

(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2025, and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2027, (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2027. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

You bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Trust prospectus for that Portfolio.

1. Principal risks of investing in the policy

Basic Policy is a level face amount variable life insurance policy that provides you with flexible benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this “base policy” are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in “Other benefits” under “Other benefits available under the policy” in this prospectus.

Risks of investing in a policy

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

•	If the variable investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•	If any policy loan and any accrued loan interest either equals or exceeds the account value, your policy will terminate subject to the policy’s Grace Period provision.

•	Your policy will lapse and possibly terminate without value if it does not have enough net policy account value to pay monthly charges when due, and this could occur due to insufficient premium payments, policy charges, policy loans, and/or poor investment performance. If your policy lapses and terminates you will not be paid a death benefit.

•	If you take a policy loan you may decrease the policy account value, cash value and/or death benefit.

•	There may be adverse tax consequences associated with taking a policy loan from your policy.

•	We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the Fee Tables in this prospectus.

•	There may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

•	The guarantees we make to you under this policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each variable investment option may be found in the Trust prospectus for that variable investment option.

2. The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under the policy, subject to our financial strength and claims-paying ability.

How to reach us

To obtain any (1) forms you need for communicating with us, (2) values under your policy, and (3) other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to “Telephone and Internet requests” for effective dates for processing telephone, Internet and fax requests, in this prospectus.

By mail:

At the Post Office Box for our Administrative Office:

Equitable Financial Life Insurance Company —

Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By express delivery only:

At the Street Address for our Administrative Office:

Equitable Financial Life Insurance Company —

Life Operations Center

8501 IBM Drive, Suite 150

Charlotte, North Carolina 28262-4333

1-704-341-7000 (for express delivery purposes only)

By Phone:

Monday through Thursday, 8:30 AM to 7:00 PM and Friday, 8:30 AM to 5:30 PM, Eastern Time: 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

By e-mail:

life-service@equitable.com

By fax:

1-855-268-6378

By Internet:

You may register for online account access at www.equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

Required Forms. We require that the following types of communications be on specific forms we provide for that purpose:

(1)	transfers among investment options (if submitted by e-mail);

(2)	designation of new policy owner(s); and

(3)	designation of new beneficiary(ies).

Other Requests. We also have specific forms that we recommend you use for the following:

(a)	policy surrenders;
(b)	transfers among investment options (not submitted by e-mail); and

(c)	changes in allocation percentages for premiums and deductions;

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by phone (2) over the Internet, through www.equitable.com or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see “How to make transfers” and “Telephone and Internet requests” in this prospectus. In the future, we may require that certain requests be completed over the Internet.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing.” (See “Disruptive transfer activity” in “More information about other matters.”)

Formal Requirements. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, title (if applicable), the insured person’s name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

eDelivery

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

About our Separate Account

Each variable investment option is a part (or “subaccount”) of our Separate Account. We established Separate Account I under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience and not the investment experience of the Company’s other assets.

The Separate Account is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of the Separate Account available under Basic Policy invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. The Separate Account immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trust sells its shares to the Company separate accounts in connection with the Company’s variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

Your voting privileges

Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio’s shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an variable investment option by the net asset value per unit for the Portfolio underlying that variable investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policy owner. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in the Separate Account in the same proportion as the instructions we receive from holders of Basic Policy and other policies that the Separate Account supports.

About the Trust

The Trust is registered under the Investment Company Act of 1940. It is classified as an “open-end management investment company,” more commonly called mutual funds. The Trust issues different shares relating to each Portfolio.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on the Trust’s shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of the Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, or in their respective SAIs, which are available upon request. For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” to this prospectus.

3. Portfolios of the Trust

We offer an affiliated Trust, which in turn offers one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), is an affiliate of the Company and serves as the investment adviser of the Portfolios of EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart in Appendix: “Investment options available under the policy” indicates the sub-adviser(s) for each Portfolio, if any. The chart in Appendix: “Investment options available under the policy” also shows the currently available Portfolios.

You should be aware that Equitable Advisors (“the Distributor”) directly or indirectly receives 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG, a wholly owned subsidiary of the Company, receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the ”EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see “Investment options within your policy” in this prospectus for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the Appendix: “Investment options available under the policy” to this prospectus.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy. Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. See also Appendix “Investment options available under the policy” for more information.

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Such techniques could also impact your total account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information in general, as well as more information about the Portfolio’s objective, strategies, and volatility management techniques.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Information regarding each Portfolio, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and subadviser(s), as applicable; (iv) current expenses; and (v) performance is available in Appendix: “Investment options available under the policy” to this prospectus. Separate prospectuses that contain more detailed information about the Portfolios have been issued by the Trust.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trust contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146679

4. Payment of premiums and determining your policy’s value

How you can pay for and contribute to your policy

Premium payments. We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person.

The minimum amount of premiums you must pay

Policy “lapse” and termination. Your policy will lapse (also referred to in your policy as “default”) if the scheduled premium noted in the policy is not paid.

(“Account value” is explained under “Payment of premiums and determining your policy’s value” in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. If a policy lapses because a premium remains due and unpaid beyond its 31-day grace period, you may use one of the following options. A key element in these options is your policy’s cash value on any day for a period of up to 3 months after the unpaid premium was due. Net cash value is cash account value minus any policy loans with accrued interest on the date an option is used. If your policy has no net cash value, you cannot use the options.

Payment Of Net Cash Value Option. You can request the cash value and receive payment in cash.

Continued Insurance Option. Within 3 months from the date a policy lapses (which is the date the unpaid premium was due), you can use its cash value to obtain one of two types of fixed life insurance plans. These are reduced paid-up insurance or extended term insurance. You will not have to pay any additional premium on either type because you are, in effect, using the cash value of your variable life policy to buy continued life coverage. If we do not receive a written request to use the continued insurance option within 3 months after lapse, extended term insurance will automatically go into effect. The extended term insurance option may not be available under your policy if the insured’s risk class is not at least standard. If so, that fact will be stated on page 3 of the policy and reduced paid-up insurance will apply instead. If the insured dies after the grace period but within 3 months of the date of lapse, the continued insurance option that would provide the greater benefit will automatically apply, regardless of any restriction stated on page 3 of the policy.

Your policy will terminate if you don’t pay the scheduled premium when due. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See “Tax information,” in this prospectus.

Investment options within your policy

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the “Investment Start Date”).

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see “Your right to cancel within a certain number of days,” in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market variable investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will reallocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the “Allocation Date” is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and the Company. The policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. If your policy is sold by a financial professional of Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”), your financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You can choose among variable investment options.

Variable investment options. The available variable investment options are listed in Appendix: “Investment options available under the policy” to this prospectus. (Your policy and other supplemental materials may refer to these as “Investment Funds”.) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth in Appendix: “Investment options available under the policy” to this prospectus.

You will find other important information about each Portfolio in the separate prospectuses for the Trust, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146679. We may add or delete variable investment options or Portfolios at any time.

Your policy account value

A policy may be surrendered for its cash value while the insured is living. The cash value at the end of a policy year is equal to the full reserve for a standard mortality risk which, in turn, equals the tabular value at the end of such year as states in the policy, increased or decreased by the net single premium.

Tabular cash values are the cash values that would emerge if the actual net rate of return in the account for each policy year equalled the base net rate of return of 4%. Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. Please see the “State policy availability and/or variations of certain features and benefits” appendix for more information.

Daily increases or decreases in cash value depend on the investment experience of the variable investment options.

Your account value is the total of (i) your amounts in our variable investment options, See “Borrowing from your policy” in this prospectus. Your account value is subject to certain charges discussed in “More information about policy charges” in this prospectus.

Your policy’s value in our variable investment options. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio.

Your investment in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, and surrenders are made from that option. Similarly, the amount of any premium, loan repayment, or transfer that you allocate to that option will increase the amount of your your investment in the applicable variable investment option.

The mortality and expense risk charge mentioned in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted daily from your policy account based on your deduction allocations.

Net return

The death benefit based on a variable investment option’s net return is set on each policy anniversary. The net return depends on a variable investment option’s investment experience from the first day of that policy year to the first day of the next policy year. It takes into account investment income, capital gains and capital losses (whether realized or unrealized) with respect to Portfolio shares owned by the variable investment option and gains resulting from the reimbursement by us to the variable investment option of amounts corresponding to certain Portfolio expenses. The charges against the variable investment option are then deducted to determine the net return. The net return on a date during a policy year depends on the investment experience of the variable investment option from the first day of that policy year to that date and can affect cash values but not death benefits.

Variable adjustment account

The variable adjustment amount for each variable investment option is the amount of the death benefit that results from all past investment experience of that variable investment option. In the first policy year, the variable adjustment amount in each variable investment option is zero. After that, the variable adjustment amount is the amount of insurance purchased by the difference between the actual rate of return and 4%. Therefore, a variable investment option’s variable adjustment amount will not change in any year that the variable investment option’s gross return minus the charges to that variable investment option results in a net return of 4%. If the net return is more than 4%, the variable adjustment amount will increase. The variable adjustment amount will increase because additional amounts of paid-up life insurance are purchased. If the net return is less than 4%, it will decrease. The variable adjustment amount will decrease because these additional amounts of paid-up life insurance are lost. The rates at which these additional amounts of paid-up life insurance are purchased or lost are based on sex and attained age and are guaranteed.

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. Please see the “State policy availability and/or variations of certain features and benefits” appendix for more information.

The percentage change in the death benefit for any year is not the same as the net return for the preceding year and it is not necessarily related to current or future rates of inflation. The death benefit is equal to the guaranteed minimum death benefit plus the sum (if positive) of the variable adjustment amounts for all variable investment options. However, even if the sum of the variable adjustment amounts is negative, the death benefit in the year the insured dies will never be less than the guaranteed minimum.

In any year that the sum of the variable adjustment amounts increases (and is positive), the death benefit will increase. If the sum of the variable adjustment amounts is negative, investment experience cannot increase the death benefit above the guaranteed minimum until it has increased the variable adjustment amount of at least one variable investment option so that the sum is positive. In any year that the sum of the variable adjustment amounts for the variable investment options decreases, the death benefit may decrease, unless it is already at the guaranteed minimum.

The variable adjustment amount for each variable investment option is set on each policy anniversary. Once set, it remains the same for the following policy year. If it is set above the guaranteed minimum, we will be responsible for keeping it at that level until the next policy anniversary. You will bear the risk that it could drop on the next policy anniversary (but not below the guaranteed minimum).

There is no guarantee that a variable investment option’s investment experience. which will reflect the investment performance of the corresponding Portfolio of the Fund, will be sufficient to result in an increase in death benefits.

The Variable Adjustment Amount is cumulative. Increases and decreases in the variable adjustment amount are carried into each succeeding year. The variable adjustment amount for a variable investment option can be positive or negative. If it is positive, good investment experience will produce a larger variable adjustment amount. If it is negative, a good investment experience must first offset the current negative variable adjustment amount before there can be a positive amount. For a given net return, the greater the cash value in a variable investment option, the greater the effect of investment experience will be on the variable adjustment amount. Therefore, in later policy years, when your total cash value is likely to be greater, investment experience may have a greater effect on the death benefit.

5. Transferring your money among our investment options

Transfers you can make

You can transfer among our variable investment options.

After your policy’s Allocation Date, you can transfer amounts from one variable investment option to another four times a year.

Please see “Investment options within your policy” in “Payment of premiums and determining your policy’s value” for more information about your role in managing your allocations.

Disruptive transfer activity. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “More information about other matters”).

How to make transfers

Internet transfers. Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our www.equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.

Online transfers. You can make online transfers by following one of two procedures:

•	For individually owned policies for which you are the owner, by logging onto our website, described under “By Internet” in “How to reach us” in this prospectus; or

•	For corporation and trust owned policies, we require a special authorization form. The form is available on our website www.equitable.com or by contacting our Administrative Office.

For more information, see “Telephone and Internet requests” in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

Transfers through our Administrative Office. You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.

6. Death benefits and accessing your money

About your life insurance benefit

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received.

Your policy’s face amount. In your application to buy an Basic Policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. $25,000 is the smallest amount of coverage you can request.

If the insured person dies, we pay a life insurance benefit to the “beneficiary” you have named. We also have options available for the manner in which we pay death benefits (see “Your options for receiving policy proceeds” under “Other benefits available under the policy” in this prospectus).

Your policy’s death benefit. The death benefit is the amount payable to the named beneficiary when the insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options described under “Your Options for receiving policy proceeds.”

The death benefit will at least equal the guaranteed minimum of insurance for the policy year in which the insured dies. Whether the death benefit is higher than the guaranteed minimum depends on the investment experience of the variable investment options in which you have cash value.

The death benefit is the guaranteed minimum death benefit, plus the sum (if positive) of the variable adjustment amounts (determined annually) in the variable investment options in which you have cash value.

The amount of death benefit actually paid to the insured’s beneficiary will be adjusted as of the date of the insured’s death to reflect:

•	any policy loans together with accrued interest;

•	part of any unpaid premium due if the insured dies during the grace period;

•	any premium paid for a period beyond the policy month in which the insured dies;

•	any insurance added to the policy by a rider;

•	the insured’s suicide within 2 years after the policy’s date of issue; and

•	any material misstatement in the application for insurance, including a misstatement of the insured’s age or sex.

Interest will be paid from the date of death to the date the death benefit is paid at least at the annual rate that we are paying under the deposit option described in Payment Options.

The death benefit based on a variable investment option’s net return is set on each policy anniversary. The net return depends on a variable investment option’s investment experience from the first day of that policy year to the first day of the next policy year. It takes into account investment income, capital gains and capital losses (whether realized or unrealized) with respect to Portfolio shares owned by the variable investment option and gains resulting from the reimbursement by us to the variable investment option of amounts corresponding to certain Portfolio expenses. The charges against the variable investment option are then deducted to determine the net return. The net return on a date during a policy year depends on the investment experience of the variable investment option from the first day of that policy year to that date and can affect cash values but not death benefits.

The net return of each variable investment option is determined at the close of business on each Business Day.

The assets of each variable investment option are valued by multiplying the number of Portfolio shares in each variable investment option by the net asset value of such shares and is adjusted by the charge for mortality and expense risks.

The net return for a policy year is not the same as for a calendar year unless the policy anniversary is January 1.

Your options for receiving policy proceeds

Beneficiary of death benefit. You designate your policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment options for death benefit. The death benefit proceeds or cash value proceeds of the policies offered by this prospectus can be paid in a lump sum. Or you can choose to apply all or part of the proceeds under one of our payment options. A combination of options can be used if we agree. Proceeds applied under an option will no longer be affected by investment experience.

For an option to be used, the proceeds to be applied must be at least $2,500. If no option is chosen at the insured’s death, the beneficiary can choose an option. The following options are available, subject to limits described in the policy:

Deposit Option. Proceeds are left on deposit with us. We will pay interest on the proceeds of at least 3% a year, or we may set and pay a higher rate.

Installment Option For A Fixed Period. Proceeds are paid in installments for up to 30 years, with interest of at least 3.5% a year.

Installment Option Of A Fixed Amount. Proceeds are paid in installments with interest of at least 3.5 % a year until the proceeds are used up.

Life Income Option With A Period Certain. Proceeds are paid in monthly installments for the longer of the life of the person being paid or the end of a chosen period of 10 or 20 years.

Life Income Option With A Refund Certain. Proceeds are paid in monthly installments for the longer of the life of the person being paid or until they are used up.

You can choose to have the proceeds from the policy’s life insurance benefit paid under one of our payment options, rather than as a single sum.

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

A beneficiary residing outside of the U.S., however, cannot elect the Access Account. If the beneficiary is a trust that has two or fewer trustees, death benefit proceeds can be paid through the Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under “When we pay policy proceeds,” in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

Payment options for surrender proceeds. You can also choose to receive all or part of any proceeds from a surrender of your policy under one of the above referenced payment options, rather than as a single sum.

Accessing your money

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See “Borrowing from your policy” in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its cash value at any time. See “Surrendering your policy for its cash value” in this prospectus. See “Tax information” in this prospectus, for the tax treatment of the various ways in which you can access your money.

Your option to receive a terminal illness living benefit

Subject to our insurance underwriting guidelines and availability in your state, you can request our Living Benefits Rider (referred to Accelerated Death Benefits Rider in some states). This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy, we refer to this as a “lien” we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy’s net cash surrender value to the policy’s Guaranteed Interest Division. This amount, together with the interest we charge thereon, will be “restricted” — that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy’s value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See “Tax information” below.

Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

You can arrange to receive a “living benefit” if the insured person becomes terminally ill.

Borrowing from your policy

You may borrow up to 90% of the difference between your policy’s account value and any surrender charges that are in effect under your policy. (In your policy, this “difference” is referred to as your Cash Value.) However, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See “Your option to receive a terminal illness living benefit” below.

You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our variable investment options under the policy.

When you take a policy loan, we remove an amount equal to the loan pro rata from your variable investment options and hold it as collateral for the loan’s repayment. You cannot make transfers of the collateral. The collateral is also not available to pay policy charges.

Loan interest we charge. Interest on loans is 5% a year unless you have an adjustable loan rate. Interest is charged daily and is payable by the policy owner on each anniversary. However, if it is not paid, it will be compounded on the policy anniversary because it will be added to the loan principal. You should rely on your tax adviser as to whether this interest is deductible.

As an alternative to the fixed loan interest rate of 5%, you may elect (in writing) the Adjustable Loan Interest Rate. Under this alternative, a rate will be determined as of the beginning of each policy year and it will apply to any new or outstanding loan under your policy during that policy year. The annual interest rate for a policy year will be the greater of 5% or the Monthly Average Corporates yield shown in Moody’s Corporate Bond Yield Averages published by Moody’s Investors Service, Inc., for the month ending two months before the beginning of the policy year.

However, if you have elected an Adjustable Loan Interest Rate, it will be the same for a policy year after the first as it was for the immediately preceding policy year if the formula above would produce a change of less than ½ of 1% from the rate applicable to your policy for the preceding year.

We will notify you of the current loan interest rate when you apply for a loan and annually on the annual report, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

Earlier versions of the policy may have a different interest rate. Please see the “State policy availability and/or variations of certain features and benefits” appendix for more information.

Interest that we credit on loan collateral. Under our current rules, the annual interest rate we credit on your loan collateral will be 1% less than the rate we are charging you for policy loan interest.

If you have chosen an Adjustable Loan Interest Rate, we will credit your policy with a rate of return which is 0.75% below the interest rate that is charged as a result of your policy loan, minus any charges for taxes or amounts set aside as a provision for taxes. We are not making charges for taxes or provisions for taxes now but we may make such charges in the future.

Earlier versions of the policy may have a different crediting rate. Please see the “State policy availability and/or variations of certain features and benefits” Appendix for more information.

Effects of policy loans. If you borrow the maximum of 90% of your policy’s cash value, you increase your risk of having your policy end. This might happen if the combination of policy loan interest (as it builds up), the cost of insurance, asset charges against the Separate Account and investment experience in the variable investment options where you have cash value uses up the remaining 10%. The amount of any outstanding loan with accrued interest will be deducted from the death benefit or cash value proceeds.

If the current policy year’s Adjustable Loan Interest Rate less 0.75% (and less any charge for taxes or provision for taxes) is greater than the net return for that year of the variable investment options in which you have funds, then the death benefit and cash value for that year will be greater than if no loan were made. The reverse would also be true.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See “Tax information” below for a discussion of the tax consequences of policy loans.

Paying off your loan. You can repay all or part of your loan at any time.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the variable investment options under your policy. We will allocate repayments in proportion to the loan allocation to each variable investment option at the time of repayment.

Surrendering your policy for its cash value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “cash value” at any time. The cash value equals your account value, minus any outstanding loans and unpaid loan interest.

Please refer to “Tax information” below for the possible tax consequences of surrendering your policy.

7. Tax information

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

Basic income tax treatment for you and your beneficiary

A Basic Policy life insurance policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the “Code”) and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

•	the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

•	increases in your policy’s account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See “Assigning your policy” in this prospectus. See also special rules below for “Business and employer owned policies,” and for the discussion of insurable interest under “Other information.”

Tax treatment of distributions to you (loans and full surrender)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a “modified endowment contract” (sometimes also referred to as a “MEC”). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status. Your policy will be a “modified endowment contract” if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. (“Paid up” means that no future premiums would be required.) This is called the “seven-pay” test.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option, or selection of additional rider benefits or certain other changes.

If your policy’s benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider.) If the premiums previously paid during its first seven years (or within seven years after a material change) are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See “Changes we can make” in this prospectus.

Taxation of pre-death distributions if your policy is not a modified endowment contract. As long as your policy remains in force as a non-modified endowment contract, policy loans will generally be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. However, there is some uncertainty as to the federal tax treatment of policy loans with a small or no spread between the interest rate charged and the interest rate credited on the amount loaned. You should consult a qualified tax adviser as to the federal tax treatment of such loans. Also, see below for taxation of loans upon surrender or termination of your policy.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

Policy loans. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract (“MEC”), any loan will be treated as a distribution when made, and thus may be taxable at such time.

Taxation of pre-death distributions if your policy is a modified endowment contract. Any distribution from your policy will be taxed on an “income-first” basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan). Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the Company (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1⁄2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. So, for example, if a policy has been collaterally assigned as security for a loan and the policy subsequently becomes a MEC there could be a taxable deemed distribution even though the policy owner has not received any payment from us.

Policy changes. Changes made to a life insurance policy, for example, a decrease in benefits, a death benefit option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

Restoration of a terminated policy. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

Tax treatment of living benefits proceeds

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee’s gross income as an accelerated death benefit. We believe that the benefits provided under our Living Benefits Rider meet the tax law’s definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person’s life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

Business and employer owned policies

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

Requirements for income tax free death benefits. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includable in the owner’s income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term “material” has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance with the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that the entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called “split-dollar” arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy’s average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity’s other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

Uses of policy which may be scrutinized. The IRS may view certain uses of life insurance policies as a tax shelter or as an abusive transaction. Please consult your tax advisor for the most up-to-date information as to IRS “Recognized Abusive and Listed Transactions” and how they may affect your policy.

Requirement that we diversify investments

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under

Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

Estate, gift, and generation-skipping taxes

If the policy’s owner is the insured person, the death benefit will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner’s estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person’s taxable estate, total at least $15 million in 2026 (indexed for inflation). A portability rule generally permits a surviving spouse to elect to carry over the unused portion of the deceased spouse’s exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person’s spouse or charitable institutions, as well as for certain gifts per recipient per year ($19,000 for 2026, indexed for inflation).

As a general rule, if you make a “transfer” to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent “skips” his or her children and names his or her grandchildren as a policy’s beneficiaries. In that case, the generation-skipping “transfer” would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Pension and profit-sharing plans

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

Split-dollar and other employee benefit programs

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further, certain split-dollar arrangements may come within the rules for business- and employer-owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is being or was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of the following guidance. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly-traded or publicly-reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

3.8% Tax on Net Investment Income or “NII”

The 3.8% tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer’s NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.

Our taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Tax withholding and information reporting

Status for income tax purposes; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to life insurance policies, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to life insurance policy ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report policy values and other information for certain policyholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.

Possibility of future tax changes and other tax information

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a life insurance policy. Legislative proposals could make sweeping changes to many long-standing tax rules, including certain tax benefits currently available to newly purchased cash value life insurance policies. Proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what, if any, legislation will actually be proposed or enacted or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

Other information

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers available under the policy. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio’s shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account.

8. Other benefits available under the policy

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you pursuant to a rider or guarantee. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table.”

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Accidental Death Benefit Rider (no longer available; for informational purposes only)	This rider provides a payment over and above the base policy death benefit in the event the insured person dies from accidental bodily injury, independent of all other causes.	Optional

•

Issue ages 0-65.

•

Coverage is not provided until the insured person’s 1st birthday.

•

Maximum benefit of two times the initial face amount of the base plan. The minimum benefit is $10,000 unless restricted to a smaller amount because of underwriting limits.

•

The rider terminates on the policy anniversary nearest the insured person’s 70th birthday.

Children’s Term Insurance Rider	Provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years.	Optional

•

The insured under the base policy must be between the ages of 17 and 55.

•

The minimum amount of coverage is $5,000. The maximum amount of coverage is $25,000 (except in NY where the maximum is $50,000) for the Company and affiliates’ policies in force and applied for, but may be lower depending on the face amount at issue.

Disability Premium Waiver	Pays the specified premium, subject to certain conditions.	Optional

•

Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•

The insured must be totally disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the specified premium is paid (or the monthly charges, if greater, are waived) to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

Living Benefits Rider	Enables you to receive a portion of the policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional	• The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000.
Family Income Rider	Provides decreasing term insurance coverage for periods extending 10,15, 20, 25 or 30 years from the Register date of the policy (or the date of the addition of the rider).	Optional	• Minimum amount of monthly income is $50. • Maximum amount of monthly income per $1,000 of initial face amount of the base vary with the period of the benefit.
Mortgage Protection Rider	Provides additional insurance In the form of decreasing term insurance coverage for periods extending 10,15, 20, 25 or 30 years from the Register date of the policy (or the date of the addition of the rider).	Optional	• Minimum initial amount available is $10,000. • Maximum initial amount available is 5 times initial face amount of base plan. • Benefit is payable in a single sum at Insured’s death.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Option to Purchase Additional Insurance Rider (no longer available; for informational purposes only)	Allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.	Optional

•

The minimum option amount is $10,000 and the maximum amount is $50,000.

•

Issue ages are 0-37.

•

The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in force and applied for.

Supplemental Protective Benefit Rider	Protects against policy lapsing if Applicant dies or becomes totally disabled. In most instances, the Applicant is the Owner of the policyon the child’s life.	Optional	• Available with base plans issued at Insured ages 0 to 14. • Available at Applicant issue ages 18 to 55.
Yearly Renewable Increasing Term Rider	Provides yearly renewable term insurance with the amount of insurance in a policy year equal to the standard annual premium for the base plan multiplied the policy year. May cover the Insured under a base plan, or a different person (the Additional Insured), or both (using two separate riders).	Optional	• Available at issue ages 0 to 60. • Amount of term insurance will not be less than $5,000 or greater than the initial face amount of the base plan.
Yearly Renewable Level Term Rider	Provides yearly renewable term insurance of a fixed amount. May cover the Insured under a base, plan, or a different person (the Additional Insured), or both (using two separate riders).	Optional	• Available at issue ages 0 to 60. • Maximum amount per person covered is five times the base plan initial face amount. • Minimum amount is $10,000 for each rider.

There are additional benefits available to you. The following table summarizes information about those benefits.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Loans	Loans may be available to policy holders.	Standard

•

You may borrow up to 90% of the difference between your policy’s account value and any surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment that are in effect under your policy.

•

Loans are subject to restrictions under federal tax laws and ERISA.

•

A loan can reduce the length of time that your insurance remains in force.

Other adjustments to death benefit. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a Living Benefits Rider. We reduce it by the amount of the living benefits payment plus interest. See “Your option to receive a terminal illness living benefit” in this prospectus.

Other benefits

You may be eligible for other optional benefits made available by rider.

•	Accidental Death Benefit Rider — This rider provides a payment over and above the base policy death benefit in the event the insured person dies from accidental bodily injury, independent of all other causes.

Example: Policy owner age 35 elects this rider for $100,000 of coverage. A fee of $8.50 ($0.085 x 100) will be added to the premium due each policy anniversary while the rider is in effect. Owner dies due to accidental bodily injury at age 60. The death benefit paid will be increased by $100,000, if the rider is in effect at the time of death.

•	Disability Premium Waiver — This rider pays the specified premium if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the specified premium is paid to the earlier of the policy anniversary nearest the insured’s age 65 or the termination of disability. Issue ages are 0 – 59. However, coverage is not provided until the insured’s fifth birthday. The maximum amount of coverage is $3,000,000 for all the Company and affiliates’ policies in-force and applied for.

Example: Insured who elected this rider at issue at 62 is totally disabled for six consecutive months. The specified premium is paid until termination of the disability or the policy anniversary nearest the insureds age 65, since the disability arose after age 60.

•	Option to Purchase Additional Insurance — This rider allows the policy owner to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0 – 37.

Example: A policy owner age 34 who elected this rider at issue purchases another policy with a face amount of $25,000 (which is the minimum for additional insurance). Charges for the rider will apply until the insured reaches age 40.

•	Children’s Term Insurance — This rider provides term insurance on the life of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the issue ages of 17 and 55. The minimum amount of coverage is $5,000. The maximum amount of coverage is $25,000 (except in NY where the maximum is $50,000) for the Company and affiliates’ policies in force and applied for, but may be lower depending on the face amount at issue.

Example: Policy owner age 50 elects this rider for $10,000 of coverage on a child age 10. A fee of $52.50 per year ($5.25 x 10) will be added to the premium payment while the rider is in effect. If child dies at age 17, $10,000 will be paid to the beneficiary.

•	Family Income Rider — This rider provides decreasing term insurance coverage for periods extending 10, 15, 20, 25 or 30 years from the Register date of the policy (or the date of the addition of the rider).

The minimum amount of monthly income is $50. The maximum amounts of monthly income per $1,000 of initial face amount of the base plan vary with the period of the benefit.

Example: Policy owner age 35 elects this rider at issue for term coverage extending 20 years from the register date of the policy. Policy owner has monthly income of $1,000 a month. Policy owner dies at age 50 with the rider in effect and his family will receive $1,000 a month for the remaining 5 years.

•	Mortgage Protection Rider — This rider provides additional insurance in the form of decreasing term insurance coverage for periods extending 10, 15, 20, 25 or 30 years from the Register Date of the policy or the date of the addition of the rider. The benefit is payable in a single sum at the Insured’s death.

The rider amount applied for is expressed in terms of the Initial Amount of death benefit. The minimum Initial Amount available is $10,000. The maximum Initial Amount available is 5 times the initial face amount of the base plan.

Example: Policy owner age 35 elects this rider at issue for a period of 20 years from the register date of the policy. A decreasing term policy is issued with coverage in year 1 of $50,000. Upon the death of the policy owner at age 50, the beneficiary will receive $24,100 which approximates the balance of an 8.5% mortgage at the beginning of year 15.

•	Supplemental Protective Benefit Rider — This rider is available with base plans issued at Insured ages 0 to 14. In most instances, the Applicant is the Owner of the policy on the child’s life. The rider protects against the policy lapsing if Applicant dies or becomes totally disabled. The benefit is available for Applicant’s issue ages 18 to 55. This benefit provides for waiver of premiums falling due before the policy anniversary nearest the insured child’s 25th birthday.

Example: Policy owner age 45 has a child who is age 10 on the date of issue. Policy owner dies at age 55. The benefit provides for waiver of premiums falling due before the policy anniversary nearest the child’s 25th birthday.

•	Yearly Renewable Increasing Term Rider — This rider provides yearly renewable term insurance with the amount of insurance in a policy year equal to the standard annual premium for the base plan multiplied the policy year. May cover the Insured under a base plan, or a different person (the Additional Insured), or both (using two separate riders).

Example: Assume the rider is attached to a $100,000 Basic policy issued to a male age 35. The amount of term insurance in any year equals the standard annual premium ($1,659) multiplied by the policy year, subject to a $5,000 minimum and a $100,000 maximum. In the first year the rider will provide $5,000 of term insurance since the minimum amount applies. In the tenth year the rider will provide $16,590 of term insurance.

•	Yearly Renewable Level Term Rider — This rider provides yearly renewable term insurance of a fixed amount. May cover the Insured under a base plan, or a different person (the Additional Insured), or both (using two separate riders).

Example: Policy owner age 35 with a base policy face amount of $50,000 elects this rider to obtain a yearly renewable term insurance with a face amount of $10,000. A charge of $17.00 ($0.17 x 10) will be added to the premium due each policy anniversary while the rider is in effect. Owner dies at age 40 at which time his beneficiary receives an additional $10,000 pursuant to the term policy, if the rider is in effect at the time of death.

We add the following benefit automatically at no charge to each eligible policy:

—	Living Benefits Rider — See table in “Other benefits

available under the policy” for more information.

Example: Policy owner is age 55 and has been diagnosed with cancer. He is not expected to live longer than 6 months and submits a claim for living benefits under a policy with a $200,000 face amount. The cash surrender value of the policy is currently $50,000. He has a policy loan (including accrued interest) of $25,000 outstanding on the policy, so his net death benefit is $200,000 - $25,000 = $175,000 and his net cash surrender value is $50,000 - $25,000 = $25,000.

The maximum living benefits payment available is the lesser of $500,000 and 75% of his $175,000 net death benefit = $131,250. Policy owner requests half of this amount, or $65,625, on his claim and receives a lump sum payment of $65,375 (claim processing fee of $250 assessed) which becomes a lien on the policy that accrues interest. Policy owner dies 10 months after filing his claim for living benefits. His wife as the beneficiary on his policy is paid the death benefit net of the policy loan plus interest and lien plus interest.

The Company or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Variations among Basic Policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

The Company also may vary or waive the charges (including surrender charges) and other terms of Basic Policy where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Basic Policy. We will make such variations only in accordance with uniform rules that we establish.

The Company or your financial professional can advise you about any variations that may apply to your policy.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the date the policy was returned, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.

Your policy will set forth the length of your “free look” period.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see “Surrendering your policy for its cash value,” in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see “Tax information,” in this prospectus for possible consequences of cancelling your policy.

9. More information about policy charges

Changes in charges

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see “Our taxes” under “Tax information” in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

Deducting policy charges

Purposes of policy charges. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see “Fee Table.”

Transaction charges

Charges may be deducted for transactions such as policy surrenders, requested decreases in face amount, or transfers among variable investment options.

• Transfers among investment options. Although we do not currently charge for transfers among variable investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your variable investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy’s value in the variable investment options based on the proportion that the amount transferred from each variable investment option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

• Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

• Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

• Policy illustration charge. We do not charge for illustrations. We reserve the right to charge in the future.

• Duplicate policy charge. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

• Policy history charge. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

• Charge for returned payments. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

Periodic charges

Charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

• Front-end sales load charge. We deduct an amount from each premium payment you send us. This front-end sales load charge will not exceed 20% for the first policy year, 14.5% for the second through fourth policy years and 7.25% for the policy years thereafter. We will also charge a state premium tax, with the rate based on the state of residence, multiplied by the premium. Premium taxes vary from state to state. The 2% rate is an average rate expected to be paid on premiums received in all states over the lifetimes of the Insureds covered by the policies. The front-end sales load charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

• Guaranteed minimum death benefit risk charge. We charge 1.2% of the basic annual premium to provide for the possibility that an insured will die at a time when, based on the investment experience of the Separate Account, the death benefit that would ordinarily be paid is less than the guaranteed minimum death benefit of the policy.

• Administrative charge. In the first policy year, a charge of $30, plus $5 per $1,000 of initial face amount. In addition, we annually deduct $30 from your policy account value in all subsequent policy years. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

• Cost of insurance charge. We will collect an annual cost of insurance charge. This amount is between $1.11 and $1,000 per $1,000 for which we are at risk.

The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured and the policy year. The cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as “net amount at risk”) on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person’s increasing age.

We charge for the cost of insurance based on the attained age for the amount at risk without regard to differences in risk class. The cost of insurance is based on the 1958 Commissioners’ Standard Ordinary Mortality Table, and generally increases with attained age. The cost of insurance differs in each year because, based on this mortality table, the probability of death generally increases with attained age and the amount at risk is different year by year. The dollar amount of the cost of insurance also depends on investment experience of the variable investment options in which a policy participates.

• Mortality and expense risk charge. We will collect a daily mortality and expense risk charge of 0.50% of the value of the assets in the Separate Account. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that daily administrative deduction from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

Optional rider charges

If you elected the following riders, you will be required to pay an additional premium. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

• Accidental death benefit rider. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $0.85 and $1.30 per $1,000 of rider benefit amount.

• Children’s term insurance. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is $5.25 per $1,000 of rider benefit until the insured under the base policy reaches age 65. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child’s coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

• Disability premium waiver. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $0.46 and $2.86 per $1,000 of initial base policy face amount. If you also select certain of the other optional riders available under your policy, you will be required to pay an additional premium on each anniversary of the register date. while both the other rider and this rider are in effect. If you choose the option to purchase additional insurance, we will deduct up to $0.30 per $1,000 of rider benefit amount. If you choose the children’s term insurance, we will deduct $0.10 per $1,000 of rider benefit amount. If you choose the family income rider, we will deduct an amount between $0.06 and $1.08 per $1000 of rider benefit amount. If you choose the mortgage protection rider, we will deduct an amount between $0.06 and $0.88 per $1000 of rider benefit amount. If you choose the yearly renewable increasing term rider, we will deduct an amount between $0.25 and $1.38 per $1000 of rider benefit amount. If you choose the yearly renewable level term rider, we will deduct an amount between $0.19 and $2.61 per $1000 of rider benefit amount. These amounts are in addition to the charges for the riders themselves.

• Family Income rider. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $1.80 and $19.69 per $1,000 of rider benefit amount.

• Mortgage Protection rider. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $1.88 and $14.95 per $1,000 of rider benefit amount.

• Option to purchase additional insurance. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $1.91 and $2.00 per $1,000 of the option to purchase additional insurance until the insured under the base policy reaches age 40.

• Supplemental Protective Benefit rider. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $0.10 and $2.04 per $1,000 of rider benefit amount.

• Yearly Renewable Increasing Term. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $2.16 and $12.38 per $1,000 of rider benefit amount.

• Yearly Renewable Level Term. If you chose this rider, you will be required to pay an additional premium on each anniversary of the register date while the rider is in effect. This amount is between $2.16 and $12.38 per $1,000 of rider benefit amount.

Charges that the Trust deducts

The Trust deducts charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees (not applicable to all portfolios).

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trust.

10. More information about procedures that apply to your policy

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Dates and prices at which policy events occur

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Date of receipt. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Business day. Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

Payments you make. The following are reflected in your policy as of the date we receive them in complete and proper form:

•	premium payments received after the policy’s investment start date (discussed below)

•	loan repayments and interest payments

Requests you make. The following transactions occur as of the date we receive your request in complete and proper form:

•	tax withholding elections

•	changes of allocation percentages for premium payments

•	surrenders

•	changes of owner

•	changes of beneficiary
•	changes in form of death benefit payment

•	loans

•	transfers among variable investment options

•	assignments

The following transactions occur on your policy’s next monthly anniversary that coincides with or follows the date we approve your request:

•	decreases in face amount

•	restoration of terminated policies

•	termination of any additional benefit riders you have elected

Delay in certain cases. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in “Delay of variable investment option proceeds” in this prospectus. We may also delay such transactions for any other legally permitted purpose.

Effect of death or surrender. You may not make any surrender request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

Policy issuance

Register date. When we issue a policy, we assign it a “register date,” which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy’s register date.

•	If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

•	If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

Investment start date. This is the date your investment first begins to earn a return for you. Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under “Policy issuance,” above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

Commencement of insurance coverage. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

Non-issuance. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

Age; age at issue. Unless the context in this prospectus requires otherwise, we consider the insured person’s “age” during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person’s age for the first policy year (“age at issue”) is that person’s age on whichever birthday is closer to (i.e., before or after) the policy’s register date.

Ways to make premium and loan payments

Payment options. Premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company” (for subsequent contributions please write your policy number on the check).

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. Cash and travelers’ checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than the Company and endorsed over to the Company only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

Assigning your policy

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under “Split-dollar and other employee benefit programs” and “Estate, gift, and generation-skipping taxes” in the “Tax information” section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

You can change your policy’s insured person

Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy’s insured person. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.

After the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person’s insurance risk characteristics and may result in a loss of the no-lapse guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a “modified endowment contract” or to fail the Internal Revenue Code’s definition of “life insurance,” or in some cases require that we also distribute certain amounts to you from the policy. See “Tax information” in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance.

Requirements for surrender requests

Your surrender request must include the policy number, your name, your taxpayer identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Gender-neutral policies

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Basic Policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Basic Policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Basic Policy.

Future policy exchanges

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

11. More information about other matters

About our general account

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy’s account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Transfers of your policy’s account value

Transfers not implemented. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you.

This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to a variable investment option.

Disruptive transfer activity. You should note that the policy is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust (the “trust”). The trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us policy owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

As of the date of this prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an “unaffiliated trust”). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trust has not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Telephone and Internet requests

If you are a properly authorized person, you may make transfers between investment options over the Internet as described in this prospectus in “How to make transfers” under “Transferring your money among our investment options.”

Also, you may make the following additional types of requests by calling the number under “By Phone:” in “How to reach us” from a touch-tone phone, if the policy is individually owned and you are the owner, or through www.equitable.com if you are the individual owner:

•	changes of premium allocation percentages

•	changes of address

•	request forms and statements

•	enroll for electronic delivery and view statements/documents online

•	to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically taperecorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine.

If you wish to enroll through www.equitable.com, you must first agree to the terms and conditions set forth in our www.equitable.com Online Usage Agreement which you can find at our website. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through www.equitable.com are given by you; however, we reserve the right to refuse to process any transaction and/or block access to www.equitable.com if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of “Disruptive transfer activity” above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

Business disruption, cybersecurity, and artificial intelligence (“AI”) technologies risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyberattacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyberattacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process policy transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your policy value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your policy.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, the occurrence of any storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of policy transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate policy value, or have other adverse impacts on our operations. These events may also negatively affect our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

Suicide and certain misstatements

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

When we pay policy proceeds

General. We will generally pay any death benefit, surrender, or loan within seven days after we receive the request and any other required items.

Clearance of checks. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of variable investment option proceeds. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

Delay to challenge coverage. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

Changes we can make

In addition to any of the other changes described in this prospectus, we have the right to modify how we or the Separate Account operate. For example, we have the right to:

•	combine two or more variable investment options or withdraw assets relating to Basic Policy from one variable investment option and put them into another;

•	end the registration of, or re-register, the Separate Account under the Investment Company Act of 1940;

•	operate the Separate Account under the direction of a “committee” or discharge such a committee at any time;

•	restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect the Separate Account;

•	operate the Separate Account, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge the Separate Account an advisory fee. We may make any legal investments we wish for the Separate Account. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that option to another variable investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any cash value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

Reports we will send you

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy’s current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge) and policy loans. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.

Distribution of the policies

The policies are distributed by Equitable Advisors. Equitable Advisor serves as a principal underwriter of the Separate Account. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company and is under the common control of Equitable Holdings, Inc. It’s principal business address is 1345 Avenue of the Americas, New York, NY 10105. Equitable Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Equitable Advisors also acts as distributor for other the Company life and annuity products we issue.

The policies are sold by financial professionals of Equitable Advisors and its affiliates.

The Company pays compensation to Equitable Advisors based on policies sold and may also make additional payments to Equitable Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to Equitable Advisors are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see “Fee Table” and “More information about policy charges” in this prospectus.

As used below, the “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, as well as the policy’s face amount and Distributor, among other factors.

Equitable Advisors Compensation. The Company pays compensation to Equitable Advisors based on premium payments made on the policies sold through Equitable Advisors (“premium-based compensation”). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy’s first year; plus 8.5% of all other premiums you pay in your policy’s first year; plus 11% of all other premiums you pay in policy years two and later. Equitable Advisors, in turn, may pay a portion of the premium-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive premium-based compensation on a policy in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold (“asset-based compensation”). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both premium-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of premiums alone. The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

Equitable Advisor’s financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation. In connection with the sale of the Company products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of our policy than it pays for the sale of a policy or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same policy. Equitable Advisors also pay different levels of compensation based on different policy types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s policies than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our policy over a policy or other financial product issued by a company not affiliated with the Company.

However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

12. Financial statements of the Separate Account and the Company

The financial statements of the Separate Account, as well as the statutory financial statements and supplemental schedules of the Company, are incorporated in the Statement of Additional Information (“SAI”) by reference to the filed Form N-VPFS.

The statutory financial statements and supplemental schedules of the Company have relevance for the policies only to the extent that they bear upon the ability of the Company to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. The SAI is also available at our website, www.equitable.com/ICSR#EQH146679.

13. Personalized illustrations

Illustrations of policy benefits

Personalized illustrations. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person’s characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

Different kinds of illustrations. Personalized illustrations can reflect the investment management fees and expenses incurred in 2025 (or expected to be incurred in 2026 if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios’ investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2025. You may request a weighted illustration that computes the average of investment management fees and expenses of all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations.

The effect of the expense limitation arrangements.  Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Appendix: Investment options available under the policy

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146679. You can request this information at no cost by calling 1-877-522-5035 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/Common Stock Index — Equitable Investment Management Group, LLC (“EIMG”); AllianceBernstein L.P.	0.67	%^	16.30%	12.50%	13.54%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93	%^	8.53%	-0.74%	2.16%
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62	%^	5.51%	0.30%	1.14%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.20%	4.12%	5.77%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.32%	11.47%	15.67%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Appendix: State policy availability and/or variations of certain features and benefits

The following information is a summary of certain policy features and/or benefits that vary from the policy features and benefits described in this prospectus. Certain features and/or benefits may be different depending on what policy was issued. Please contact your financial professional for more information about your policy.

States where certain policy features and/or benefits are not available or vary:

New York
Features and Benefits	Availability or variation
See “Children’s Term Insurance Rider” in “Other benefits available under the policy”	The maximum amount of coverage is $50,000 for the Company and affiliates’ policies in force and applied for.
Other Policy Variations	Provision	Variation
For policies issued on Policy Form VWL-75	Loan interest we charge	Interest will accrue daily at the effective rate of 4.5% per year.
For policies issued on Policy Form VWL-75	Loan interest we credit	Interest will be credited at a rate of 3%.
For policies issued on Policy Form VWL-75	Variable Adjustment Account	Base net of return is 3%.

Requesting more information

The SAI, dated May 1, 2026, is incorporated into this prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC, 28201-1047 The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional. The SAI is also available at our website, www.equitable.com/ICSR#EQH146679.

You may visit the SEC’s web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

C000031993

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 Avenue of the Americas

New York, New York 10105

Statement of Additional Information

dated May 1, 2026

Basic Policy

Level face amount variable life insurance policy issued by Equitable Financial Life Insurance Company (the “Company”) with variable investment options offered under the Company’s Separate Account I.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2026. The prospectus provides detailed information concerning the policy and the variable investment options that fund the policy. Each variable investment option is a subaccount of the Company’s Separate Account I. Separate Account I’s predecessor was established under New York Law on June 28, 1973 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We restructured our Separate Account I pursuant to a Plan of Reorganization on March 22, 1985. When Equitable Variable Life Insurance Company merged into AXA Equitable (now known as Equitable Financial Life Insurance Company), as of January 1, 1997, our Separate Account I succeeded to all the assets, liabilities and operations of its predecessor. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), by sending an email request to life-service@equitable.com or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our”, and “us”), a New York stock life insurance corporation. We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy.

Ways we pay policy proceeds

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee’s death. Otherwise, we will pay any such amounts to the payee’s estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

Distribution of the policies

Equitable Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between Equitable Advisors and the Company. The Company paid Equitable Advisors as the distributors of certain policies, including these policies, and as the principal underwriter of several Company separate accounts, including Separate Account I, $462,589,810 in 2025, $552,603,208 in 2024, and $528,625,217 in 2023. Of these amounts, for each of these three years, Equitable Advisors retained $209,288,768, $269,301,602, and $253,096,170, respectively.

Under a distribution agreement between Equitable Distributors and the Company and certain of the Company’s separate accounts, including Separate Account I, the Company paid Equitable Distributors (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several Company separate accounts, including Separate Account I, $319,500,112 in 2025, $410,936,513 in 2024, and $383,966,142 in 2023. Of these amounts, for each of these three years, Equitable Distributors (or EDI, as applicable) retained $0, $0, and $0, respectively.

Underwriting a policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured’s age; (ii) whether the insured uses tobacco or not; and (iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual’s assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 1958 Commissioner’s Standard Ordinary Mortality Tables.

#90370

Insurance regulation that applies to the Company

We are regulated and supervised by the New York State Department of Financial Services. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

Custodian

The Company is the custodian for shares of the Trusts owned by Separate Account I. The Company’s principal offices are located at 1345 Avenue of the Americas, New York, NY 10105.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account I as of December 31, 2025 and for each of the periods indicated therein and the (ii) statutory financial statements and supplemental schedules of Equitable Financial Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account I) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company. PricewaterhouseCoopers LLP’s address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

Financial statements

The financial statements and supplemental schedules of the Company incorporated by reference should be considered only as bearing upon the ability of the Company to meet its obligations under the policies.

2

PART C

ITEM 30. EXHIBITS.

(a)	Board of Directors Resolutions.

(1)

Certified resolution re Authority to Market Variable Life Insurance and Establish Separate Accounts, incorporated herein by reference to Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, (File No. 333-17663),filed on December 11, 1996.

(b)	Custodial Agreements. Not Applicable.

(c)	Underwriting Contracts.

(1)

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(2)

Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable Life Insurance Company incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form N-4 (File No. 2-30070), refiled electronically July 10, 1998.

(3)

Letter of Agreement dated April 20, 1998 for Distribution Agreement, among The Equitable Life Assurance Society of the United States and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), incorporated by reference to Registration Statement (File No. 33-83750), filed on May 1, 1998.

(4)

Transition Agreement dated January 1, 2000 for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States incorporated herein by reference to Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, (File No. 333-17663), filed on April 19, 2001.

(5)

Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

(a)

First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

(b)

Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(c)

Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

(d)

Fourth Amendment dated as of August 1, 2015 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(6)

Amended and Restated Distribution Agreement, dated as of November 1, 2023 by and between Equitable Financial Life Insurance Company, a New York company, for itself (“Equitable Financial”) and as depositor on behalf of the Equitable Financial separate accounts more particularly described herein (the “Separate Accounts”) and Equitable Distributors, LLC (the “Distributor” or “EDL”), incorporated herein by reference to Registration Statement on Form N-6, (File No. 333-207015), filed April 23, 2024.

(7)

Amended and Restated Agreement, dated as of November 1, 2023 for Cooperative and Joint Use of Personnel, Property and Services between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-6, (File No. 333-207015), filed April 23, 2024.

(8)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

(a)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(b)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(c)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333- 127445), filed on August 11, 2005.

(e)

Fifth Amendment dated as of November 1, 2006 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(f)

Sixth Amendment dated as of February 15, 2008 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(g)

Seventh Amendment dated as of February 15, 2008 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

(h)

Eighth Amendment dated as of November 1, 2008 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

(i)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(j)

Tenth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(k)

Eleventh Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(l)

Twelfth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(m)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(n)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(o)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(p)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(q)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(r)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(s)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(t)

Twenty Second Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-6, (File No. 333-207015), filed April 23, 2024.

(u)

Twenty Third Amendment to General Agent Sales Agreement dated January 1, 2025, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-6, (File No. 333-17633), filed April 24, 2025.

(v)

Twenty Fourth Amendment to General Agent Sales Agreement dated March 1, 2025, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form S-1, (File No. 333-284948), filed February 13, 2026.

(9)

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(10)

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024

(a)

Amendment to Brokerage General Agent Sales Agreement between Brokerage General Agency and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(d)	Contracts. (Including Riders and Endorsements)

(1)	Variable Whole Life Insurance Policy, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(2)	Variable Increasing Protection Life Insurance Policy, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(3)	Variable Limited Payment Life Insurance Policy — Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(4)	Variable Whole Life Insurance Policy — Increasing Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(5)	Variable Limited Payment Life Plan Insurance Policy—Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(6)	Variable Whole Life Plan Insurance Policy — Increasing Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(7)	Single Premium Whole Life Plan Insurance Policy, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(8)	Single Premium Whole Life Plan Insurance Policy — Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(9)	Variable Whole Life Plan Insurance Policy, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(10)	Variable Whole Life Plan — Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(11)	Single Premium Whole Life Plan Insurance Policy — Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(12)	Variable Limited Payment Life Plan Insurance Policy — Level Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(13)	Variable Whole Life Plan Insurance Policy — Increasing Face Amount, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(14)	Rider adding Separate Account II to existing policies. (R81-100), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(15)	Rider re “Loan Value.” (S. 83-23), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(16)	Rider re “Account Value.” (S. 83-41), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(17)	Rider re “Loans.” (S. 83-61), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(18)	Rider re “VAA Change Amount” and “Calculation of Cash Values.” (S. 84-81), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(19)	Rider re “Unit Investment Trust Endorsement” (S.85-99), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(20)	Backdating Endorsement No. S.85-81 relating to Policy No. 85-11, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(21)	Adjustable Loan Interest Rate Endorsement No. S.85-83 relating to Policy No. 85-11, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(22)	Accelerated Death Benefit Rider, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(23)	Name change endorsement (S.97-1), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(e)	Applications.

(1)	Application Form EV4-200N, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(2)	Application Form EV4-200P, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(3)	Application Form EV4-200Q, incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

(4)	Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to Registration Statement (File No. 333-134304) filed on May 19, 2006.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement to Form N-4, (File No. 333-05593), filed on April 24, 2012.

(2)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

(3)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts.

(1)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(a)

Amendment No. 1 effective April 1, 2010 to the Automatic Reinsurance Agreement between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(2)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Hannover Life Reassurance Company of America, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(3)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(a)

Amendment No. 1 effective July 15, 2011 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc. , incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April0 26, 2012.

(4)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and General Re Life Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(5)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and RGS Reinsurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(6)

Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance Society of the United States incorporated herein by reference to Exhibit No. 26.(g) to Registration Statement on Form N-6, (File No. 333-103199), filed on April 7, 2003.

(h)	Participation Agreements.

(1)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(b)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(c)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(d)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(e)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(f)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(g)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(h)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(i)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(j)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(k)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(l)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(m)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(n)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(o)

Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or incorporated herein by reference with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(p)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(2)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(b)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(c)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(d)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(e)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(f)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(g)

Amendment No. 7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(h)

Amendment No. 8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(i)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(j)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(k)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(l)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(m)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(n)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(o)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(p)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(q)

Amendment No. 17 dated January 13, 2022 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(r)

Amendment No. 18 dated August 19, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(s)

Amendment No. 19 dated November 17, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(t)

Amendment No. 20 dated March 16, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on March 29, 2023.

(u)

Amendment No. 21 dated July 31, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(v)

Amendment No. 22 dated November 12, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2024.

(w)

Amendment No. 23 dated October 27, 2025 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on February 6, 2026.

(i)	Administration Contracts. See (c)(ii),(iii) & (iv).

(j)	Other Material Contracts. Inapplicable.

(k)	Legal Opinion.

(1)	Opinion and Consent of Alfred Ayensu-Ghartey, Vice President and Associate General Counsel of Equitable Financial, filed herewith.

(l)	Actuarial Opinion.

(1)	Opinion and Consent of Joseph North Jr., Vice President and Senior Actuary, incorporated herein by reference to Registration Statement on Form S-6EL24 (File No. 333-17633) filed on December 11, 1996.

(m)	Calculation.

(1)	Sample Calculation for Illustrations, incorporated herein by reference to Registration Statement on Form S-6EL24 (File No. 333-17633) filed on December 11, 1996..

(n)	Other Opinions.

(1)	Consent of PricewaterhouseCoopers LLP filed herewith.

(2)	Powers of Attorney filed herewith.

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

(1)

Amended and Restated Description of Equitable’s Issuance, Transfer and Redemption Procedures for Policies pursuant to Rule 6e-2(b)(12)(ii), incorporated herein by reference to Registration Statement (File No. 333-17633) on December 11, 1996.

ITEM 31.	DIRECTORS AND OFFICERS OF THE DEPOSITOR.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1345 Avenue of the Americas, New York, New York 10105. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR

DIRECTORS

Douglas A. Dachille	Director
Legacy Liability Solutions, LLC
161 N. Clark Street
Chicago, IL 60602

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
846 9th Ave. S.
Naples, FL 34102

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
525 Park Avenue, 8D
New York, NY 10065

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Kurt W. Meyers	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*David W. Karr	Signatory Officer

*Erik Bass	Chief Strategy Officer

*Mary Jean Bonadonna	Signatory Officer

*Nicholas Chan	Deputy Treasurer

*Eric Colby	Signatory Officer

*Glen Gardner	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Ralph Petruzzo	Deputy General Counsel, Assistant Secretary and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Dorothy (Jean) Kelley	Signatory Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Qi Ning (“Peter”) Tian	Treasurer

*Gina Tyler	Chief Communications Officer

*David Ward	Head of Government Relations and Signatory Officer

*Xu (“Vincent”) Xuan	Head of Life Insurance and Signatory Officer, Appointed Actuary

*Yun (“Julia”) Zhang	Chief Risk Officer

ITEM 32.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

Separate Account I (the “Separate Account”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. – Subsidiary Organization Chart: Q4-2025 is filed herewith.

ITEM 33.	INDEMNIFICATION

(a)	Indemnification of Directors and Officers

The by-laws of the Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

The directors and officers of the Company are insured under policies issued by X. L. Insurance Company, Arch Insurance Company, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel, Ascot, Bowhead, and Westfield. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, LLC and Equitable Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, LLC and Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34.	PRINCIPAL UNDERWRITERS

(a)(1)	Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)	Separate Account No. 49B of Equitable Colorado

(iii)	EQ Advisors Trust

(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

(a)(2)	Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account No. 301.

(b)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC:

EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Chief Compliance Officer, Broker Dealer and Registered Investment Advisor

*Yun (“Julia”) Zhang	Director

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President, Principal Operations Officer

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Dustin Long	Vice President

*Sean George	Head of Business Development, Equitable Advisors

*Christian Cannon	President and General Counsel

*Paul Scott Peterson	Vice President, Assistant Treasurer and Signatory Officer

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Qi Ning (“Peter”) Tian	Director, Senior Vice President, Treasurer and Signatory Officer

*Greg Boosin	Vice President

*Seung Hee (“Stella”) Lee	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jim Kais	Director and Head of Group Retirement

*Ursula Carty	Head of Commercial Line Marketing

*Qi Ning (“Peter”) Tian	Treasurer and Signatory Officer

*Peter D. Golden	Individual Retirement, National Sales Manager and Signatory Officer

*Page Long	Individual Retirement, Head of Strategic Accounts and Signatory Officer

*Andrew Shaw	National Sales Manager for 1290 Funds and Signatory Officer

*James O’Connor	Head of Business Development and Key Accounts Group Retirement

*David Kahal	Financial Protection, Head of Life Distribution and Signatory Officer

*Fred Makonnen	Group Retirement, National Sales Manager and Signatory Officer

*Arielle D’Auguste	Signatory Officer and General Counsel

*Christopher LaRussa	Chief Compliance Officer

*Candace Scappator	Signatory Officer, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Signatory Officer and Financial Crime Officer

*Yun (“Julia”) Zhang	Signatory Officer and Chief Risk Officer

*Francesca Divone	Secretary

*Stephen Scanlon	Director, Head of Individual Retirement and Signatory Officer

*Prabha (“Mary”) Ng	Signatory Officer and Chief Information Security Officer

*Seung Hee (“Stella”) Lee	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1345 Avenue of the Americas NY, NY 10105

(c)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

ITEM 35.	LOCATION OF ACCOUNTS AND RECORDS

This information is omitted as it is provided in the Registrant’s most recent report on Form N-CEN.

ITEM 36.	MANAGEMENT SERVICES

Not applicable.

ITEM 37.	REPRESENTATION REGARDING REASONABLENESS OF AGGREGATE POLICY FEES AND CHARGES

Equitable Financial represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Equitable Financial under the Policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on this 23rd day of April 2026.

SEPARATE ACCOUNT I
(REGISTRANT)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Douglas A. Dachille Daniel G. Kaye	Mark Pearson	Bertram Scott
Joan Lamm-Tennant	Charles G.T. Stonehill	Arlene Isaacs-Lowe
Francis Hondal	George Stansfield	Craig MacKay

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact
April 23, 2026